UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Corsair Gaming, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CORSAIR GAMING, INC.

2023 Annual Meeting
Vote by June 7, 2023
11:59 PM ET



CORSAIR GAMING, INC.
115 N. MCCARTHY BOULEVARD
MILPITAS, CALIFORNIA 95035

V07508-P90810

You invested in CORSAIR GAMING, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023.**

Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2023
12:00 PM EDT

Virtually at:
www.virtualshareholdermeeting.com/CRSR2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming stockholder meeting. Please follow the instructions on  the reverse side to vote these important matters. We encourage  you to access and review all of the important information  contained in the proxy materials before voting.  Board  Recommends  Voting Items  1. Election of Class III Directors to serve until the 2026 annual meeting of stockholders, and until their respective successors  have been duly elected and qualified.   Nominees:  For  01) Diana Bell  02) Thi La  03) Randall J. Weisenburger  2. To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal  year ending December 31, 2023.  For  NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any  adjournments, continuations or postponements thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  V07509-P90810